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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2004


                                SpectraSite, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


            001-31769                               56-2027322
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 (Commission File Number)                (I.R.S. Employer Identification Number)

                            400 Regency Forest Drive

          Cary, North Carolina                              27511
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  (Address of principal executive offices)                (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


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Item 5 Other Events and Regulation FD Disclosure.

     On April 23, 2004, Winstar Communications, LLC and Winstar of New York, LLC (collectively, "Winstar") filed a class action lawsuit in the United States District Court for the Southern District of New York against a class alleged to consist of more than 800 owners and managers of commercial real estate properties that have entered into leases or other arrangements with Winstar. The defendants include real estate investment trusts, privately held commercial real estate companies, the Building Owners and Managers Association of New York ("BOMA") and SpectraSite Building Group, Inc., one of our subsidiaries. The suit asserts claims for violations of federal and state antitrust law, and federal communications law, and seeks an unspecified amount of monetary damages and specific performance. The claims are premised upon the allegations, among others, that the defendants, through BOMA and other rooftop managers including SpectraSite Building Group, Inc., conspired to fix rental prices of building access for telecommunications services by disseminating non-public pricing information among the defendants that stabilized building access rates for competitive telecommunications providers such as Winstar. We believe that this suit is without merit. While the suit is in its early stage and we are unable to predict its outcome, we do not expect it to have a material adverse effect on our business.

     The statements in this Current Report on Form 8-K and oral statements made from time to time by representatives of the Company that relate to the Company's expectations and evaluation of the merits of the litigation described above are forward-looking statements based on current expectations of future events that involve risks and uncertainties inherent in any such proceeding, including those detailed from time to time in the Company's Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K, filed with the Securities and Exchange Commission. Actual results may vary materially from the forward-looking statements. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPECTRASITE, INC.


                                             By: /s/ Steven C. Lilly
                                                 -------------------------
                                                 Steven C. Lilly
                                                 Vice President


Dated:     May 4, 2004